                                    FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

          FOR REGISTRATION FORM ON 8-A OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              fashionmall.com, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


               Delaware                                          06-1544139
----------------------------------------                     -------------------
(State of Incorporation or Organization)                      (I.R.S. Employer
                                                             Identification No.)

          575 Madison Avenue
          New York, New York                                       10022
---------------------------------------                          ----------
(Address of Principal Executive Offices)                         (Zip Code)

 If this form relates to the               If this form relates to the
 registration of a class of securities     registration of a class of securities
 pursuant to Section 12(b) of the          pursuant to Section 12(g) of the
 Exchange Act and is effective             Exchange Act and is effective
 pursuant to General Instruction           pursuant to General Instruction
 A.(c), please check the following         A.(d), please check the following
 box. [x]                                  box. [ ]

Securities Act registration statement file number to which this form relates:
333-74109

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to                            Name of each exchange on which
   be so registered                               each class is to be registered
----------------------                            ------------------------------

Common Stock,                                     Nasdaq National Market
par value $.01 per share

Securities to be registered pursuant to Section 12(g) of the Act:

Title of each class to
   be so registered
----------------------
          None

                                 ---------------

                Copies of correspondence should be forwarded to:
                              Kenneth R. Koch, Esq.
                  Squadron, Ellenoff, Plesent & Sheinfeld, LLP
                                551 Fifth Avenue
                            New York, New York 10176

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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Incorporated by reference to the information set forth under the heading "Description of Securities" contained in the Registration Statement on Form SB-2 (Registration No. 333- 74109) under the Securities Act of 1933, as amended, as filed with the Securities and Exchange Commission on March 9, 1999, and as such Registration Statement may be thereafter amended.

ITEM 2.  EXHIBITS.

EXHIBIT NO.       EXHIBIT
-----------       -------

         3.1 Certificate of Incorporation (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form SB-2 (Registration No. 333-74109) under the Securities Act of 1933, as amended).

         3.2 By-laws (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form SB-2 (Registration No. 333-74109) under the Securities Act of 1933, as amended).

         4.1      Form of Stock Certificate (incorporated by reference to
                  Exhibit 4.2, filed by amendment, to the Registration Statement on Form SB-2 (Registration No. 333-74109) under the Securities Act of 1933, as amended).




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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


REGISTRANT: FASHIONMALL.COM, INC.


DATE: MAY 3, 1999


BY: /s/ BENJAMIN NARASIN
    ----------------------------------
    NAME: BENJAMIN NARASIN
    TITLE: CHIEF EXECUTIVE OFFICER AND
           PRESIDENT












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